CLEARWATER INVESTMENT TRUST

CLEARWATER GROWTH FUND
CLEARWATER SMALL CAP FUND
CLEARWATER TAX-EXEMPT FUND
CLEARWATER INTERNATIONAL FUND

SUPPLEMENT TO THE PROSPECTUS
DATED APRIL 30, 2010

The date of this Supplement is November 24, 2010.

The following changes are made to the Prospectus of the Clearwater Investment Trust:

1.	The Summary Section for the Clearwater Growth Fund is replaced by the following:

Clearwater Growth Fund	Summary Section

Investment Objective:  The Fund seeks long-term growth of capital.  Current income, to the extent income is produced by the stocks held by the Fund is a secondary objective.

Fees and Expenses of the Fund:  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Other Expenses (1)	0.00%
Total Annual Fund Operating Expenses	0.45%

(1) The Fund’s adviser pays other expenses of the Fund out of its management fee.

Example:  The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$46	$146	$256	$592

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio.)  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 21.83% of the average value of its portfolio.

Principal Investment Strategies:  The Fund uses a “multi-style, multi-manager” approach.  The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles.  The Fund currently has four subadvisers: Parametric Portfolio Associates (“Parametric”), Heartland Advisors, Inc. (“Heartland”), Knightsbridge Asset Management, LLC (“Knightsbridge”), and Osterweis Capital Management, LLC (“Osterweis”).

1

Clearwater Management Company (“CMC”) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers who provide day-to-day management for the Fund.  The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 60% of the Fund’s net assets will be allocated to Parametric; the remaining net assets will be allocated to one or more of the Fund’s three other subadvisers.  The Fund’s adviser considers a variety of factors in determining the allocation of the Fund’s assets among subadvisers.  The adviser may consider a subadviser’s investment style, performance record, and the characteristics of the Fund’s typical portfolio investments such as capitalization, size, growth and profitability measures, valuation measures, economic sector weightings and earning and price volatility statistics.

Parametric manages its portion of the Fund’s assets so that its holdings match the holdings of the Russell® 1000 Index as closely as possible without requiring the Fund to realize taxable gains.  Heartland’s strategy is to invest in a concentrated number (generally 40-60) of common stocks across capitalization levels, although generally those of entities with capitalizations in excess of $500 million at the time of purchase.  Knightsbridge manages its portion of the Fund’s assets by investing in a concentrated portfolio of securities (generally 15-25) across capitalization levels.  Osterweis invests its portion of the Fund’s assets in common stocks of companies that it deems to have attractive growth prospects but considers to be undervalued or otherwise out-of-favor in the market at the time of purchase.

Principal Risks of Investing in the Fund
Please remember that with any mutual fund investment you may lose money.  The principal risks of investing in the Fund include:

Active Management Risk:  Certain subadvisers provide active management and as a result, the Fund’s performance will reflect in part the adviser’s or subadvisers’ ability to make investment decisions that are suited to achieving the Fund’s investment objective.  To the extent the Fund is actively managed, it could underperform other mutual funds with similar investment objectives.

Multi-Manager Risk:  Because each subadviser makes investment decisions independently, it is possible that the security selection process of the subadvisers may not complement one another.  As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund were managed by a single subadviser.  It is possible that one or more of the subadvisers may, at any time, take positions that may be opposite of positions taken by other subadvisers.  In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results.  Subadvisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost.  The multi-manager approach could increase the Fund’s portfolio turnover rate which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions and other transactions costs.  The subadvisers selected may underperform the market generally or other subadvisers that could have been selected for the Fund.

Index Investing Risk:  The Fund faces a risk of poor performance if the Russell 1000 Index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks or an adverse event negatively affects the price of one of the larger companies within the Russell 1000 Index.

Equity Securities Risk:  The price of equity securities may fluctuate quickly and unpredictably.  Securities sometimes decline in value due to general market or economic conditions and/or real or perceived factors affecting specific industries or companies.  These factors may include corporate earnings outlooks, changes in interest rates, investor sentiment, or industry competitive conditions.  Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline, and also generally are more volatile than fixed income markets. The value of an individual security may decline for any number of reasons related to the specific issuer.

Small- and Mid-Cap Stock Risk:  Stocks of small- and mid-cap companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies.  Prices of such stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general.  In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations and creating difficulties in selling the stocks at the desired time and price.

2

Value Stock Risk:  To the extent a Fund subadviser employs a value style strategy, that portion of the Fund’s assets is subject to the possibility that value stocks may fall out of favor or perform poorly relative to other types of investments.  With value investing, there is the risk that the market will not recognize that the securities selected are undervalued and they might not appreciate in value in the way the subadviser anticipates.

Growth Stock Risk:  To the extent a Fund subadviser employs a growth style strategy, that portion of the Fund’s assets is subject to the possibility that these stocks can have relatively high valuations.  Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.  Growth investing does not guarantee a profit or eliminate risk.  The stocks of these companies can have relatively high valuations.

Past Performance
The bar chart illustrates some of the risks of investing in the Fund by showing the performance of the Fund’s shares for each of the past 10 calendar years. The total return table illustrates some of the risks of investing in the Fund by comparing the average annual total return of the Fund for the periods shown to that of the Fund’s benchmark, the Russell 1000 Index.  Both the bar chart and the table assume that all dividend distributions have been reinvested.   Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

During the periods shown in the chart above, the highest and lowest quarterly returns were as follows:
Highest:   16.3% in 2nd quarter 2009
Lowest:   -22.2% in 4th quarter 2008

Clearwater Growth Fund Average Annual Total Returns (For the Periods Ended December 31, 2009)
	1 Year	5 Years	10 Years
Return Before Taxes	27.9%	0.5%	-0.2%
Return After Taxes on Distributions	27.6%	0.1%	-0.8%
Return After Taxes on Distributions and Sale of Fund Shares	23.7%	0.3%	-0.4%
Russell 1000 Index (reflects no deduction for expenses or taxes)	28.4%	0.8%	-0.5%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through tax-deferred account, such as a 401(k) plan or individual retirement account, after tax returns are not relevant.

Fund Adviser and Portfolio Managers:  The Fund’s adviser is CMC.  Parametric acts as a subadviser to the Fund.  Brooke Beresh, Senior Portfolio Manager at Parametric, has been the portfolio manager of the Fund since 2007.  Heartland acts as a subadviser to the Fund.  David C. Fondrie, Hugh F. Denison, Theodore D. Baszler, and William R. Nasgovitz have been portfolio managers of the Fund since 2010.  Knightsbridge acts as a subadviser to the Fund.  John Prichard has been a portfolio manager of the Fund since 2010.  Osterweis acts as a subadviser to the Fund.    John S. Osterweis, Matthew K. Berler, Stephen P. Moore, Alexander (Sasha) Kovriga, Gregory S. Hermanski, and Zachary W. Perry have been portfolio managers of the Fund since 2010.

3

Purchase and Redemption of Fund Shares:  Initial and subsequent investments in the Fund must be at least $1,000.  You may exchange or redeem shares by telephone.  Telephone exchange and redemption requests may be made by calling the transfer agent at (888)228-0935 between 9:00 a.m. and 4:00 p.m. Eastern Time on any day the transfer agent is open. You may also redeem your shares by mail; contact the transfer agent at the number above for more information.

Tax Information:  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

2.             The second sentence under Investment objectives on page 13 is replaced with the following: Current income, to the extent income is produced by the stocks held by the Fund, is a secondary objective.

3.             The first paragraph under Principal investment strategies on page 13 is replaced with the following:

The Fund uses a “multi-style, multi-manager” approach.  The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles.  The Fund currently has four subadvisers: Parametric Portfolio Associates (“Parametric”), Heartland Advisors, Inc. (“Heartland”), Knightsbridge Asset Management, LLC (“Knightsbridge”), and Osterweis Capital Management, LLC (“Osterweis”).

4.             The second paragraph under Principal investment strategies on page 13 is replaced with the following:

CMC serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers who provide day-to-day management of the Fund’s assets.  The Fund’s adviser considers a variety of factors in determining the allocation of the Fund’s assets among subadvisers.  The adviser may consider a subadviser’s investment style, performance record, and the characteristics of the Fund’s typical portfolio investments such as capitalization, size, growth and profitability measures, valuation measures, economic sector weightings and earning and price volatility statistics.  The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 60% of the Fund’s net assets will be allocated to Parametric; the remaining net assets will be allocated to one or more of the Fund’s three other subadvisers.  Parametric manages its portion of the Fund’s assets in a passive management strategy so that its portion of the Fund’s holdings matches the holdings of the Russell 1000 Index as closely as possible.

5.             The following paragraphs are added after the second paragraph under Principal investment strategies on page 13:

Parametric manages its portion of the Fund’s assets so that the Fund’s holdings match the holdings of the Russell 1000 Index as closely as possible without the realization of taxable gains.  This means that Parametric is not required to buy and sell securities to match changes in the composition of securities in the Russell 1000 Index.  Instead, Parametric adjusts its portion of the Fund’s portfolio periodically to reflect the holdings and weightings of the Russell 1000 index, while seeking to minimize realization of taxable gains.

4

Heartland’s strategy is to invest in a concentrated number (generally 40-60) of common stocks.  Heartland will purchase securities across capitalization levels, although generally those of entities with capitalizations in excess of $500 million at the time of purchase.  Heartland selects securities which it considers to be undervalued relative to what Heartland considers to be the security’s intrinsic value.   Heartland selects securities for its portion of the Fund based on its perception of, among other factors, a security’s relative valuation compared to its peers, its future growth prospects and overall market conditions.

Knightsbridge manages its portion of the Fund’s assets by investing in a concentrated portfolio of securities (generally 15-25) across capitalization levels.  Knightsbridge places a significant emphasis on research and seeks to identify opportunities to generate above-market returns by exploiting “investment anomalies” within the US equity markets.  Knightsbridge deems such investment anomalies to be situations in which a company’s stock is temporarily undervalued due to such factors as investor sentiment, emergence from a restructuring event, elimination of dividends or lack of market coverage and/or analysis.   Knightsbridge may also consider allocation across industry sectors in its selection of securities for its portion of the Fund’s assets.

Osterweis invests its portion of the Fund’s assets in common stocks of companies that it deems to have attractive growth prospects but considers to be undervalued or otherwise out-of-favor in the market at the time of purchase.  Osterweis’ investment approach emphasizes the identification of companies with strong balance sheets and cash flow, as well as opportunities for long-term growth.  Osterweis, therefore, may invest in securities across all capitalization levels.  In addition to common stocks, Osterweis may invest its portion of the Fund’s assets, subject to limitation, in convertible securities, master limited partnerships and the equity securities of foreign issuers and/or American Depository Receipts that are traded on domestic or foreign exchanges, including emerging markets, subject to the limitations of the Fund.

6.             The first sentence of the paragraph Passive Management Risk under Principal risks of investing in the Fund on page 13 is replaced with the following:

Because a portion of the Fund is managed so that its holdings match those of a certain market index, the Fund faces a risk of poor performance, if:

7.             The following paragraph titled Active Management Risk is added under Principal risks of investing in the Fund on page 13:

A portion of the Fund’s overall allocation to subadvisers is actively managed and as a result its performance will reflect in part the adviser’s or the subadviser’s ability to make investment decisions that are suited to achieving the Fund’s investment objective.  To the extent it is actively managed, the Fund could under perform other mutual funds with similar investment objectives.

5

8.             The following paragraph titled Multi-Manager Risk is added under Principal risks of investing in the Fund on page 13:

Because each subadviser makes investment decisions independently, it is possible that the security selection process of the subadvisers may not complement one another.  As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund were managed by a single subadviser.  It is possible that one or more of the subadvisers may, at any time, take positions that may be opposite of positions taken by other subadvisers.  In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results.  Subadvisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost.  The multi-manager approach could increase the Fund’s portfolio turnover rate which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions and other transactions costs.  The subadvisers selected may underperform the market generally or other subadvisers that could have been selected for the Fund.

9.             The following paragraph replaces the section titled Market Risk under Principal risks of investing in the Fund on page 13:

•
Equity securities risk:  Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

•
Foreign securities market risk:  The Fund is also subject to the risk that developed international equity securities may underperform other segments of the equity markets or the equity markets as a whole.   Securities of companies traded in some countries outside of the U.S., particularly in emerging markets, may be subject to further risks due to the inexperience of local investment professionals and financial institutions.  Additionally, foreign stock exchanges may be subject to less regulation, and there may be delays in the settlement of foreign stock exchange transactions.

•
Emerging markets risk:  The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

•
Currency risk: Because the foreign securities in which a portion of the Fund’s assets may be invested, except for American Depositary Receipts, generally trade in currencies other than the U.S. dollar, changes in currency exchange rates may affect the Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.

6

•
Information risk: Non-U.S. companies may not be subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements applicable to U.S. companies.  As a result, less information may be available to investors concerning non-U.S. investors.

•
Tax sensitivity risk:  The Fund’s tax sensitivity may provide a lower return before consideration of federal income tax consequences than other mutual funds that are not tax-sensitive, and at times it may be impossible for the Fund to implement the tax sensitive strategy.

•
Small- and mid-cap stock risk:  To the extent a Fund subadviser invests in stocks of small-and mid-cap companies, that portion of the Fund’s assets will be subject to additional risks.  Stocks of small- and mid-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of such stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small- and mid-cap companies at the desired time and price.

•
Master limited partnership (“MLP”) risk:  Investments in securities of MLPs involve risks that differ from an investment in common stock.  The common units of an MLP are listed and traded on U.S. securities exchanges, with the value fluctuating generally based on market conditions and the success of the MLP itself.  Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership.  Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors.  There are also certain tax risks associated with an investment in units of MLPs.

•
Convertible securities risk:   A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate.

7

10.           The following paragraph titled Investment Style Risk is added under Principal risks of investing in the Fund on page 13:

•
Value style risk.  To the extent a Fund subadviser employs a value style strategy, that portion of the Fund’s assets is subject to the possibility that value stocks may fall out of favor or perform poorly relative to other types of investments.  With value investing, there is the risk that the market will not recognize that the securities selected are undervalued and they might not appreciate in value in the way the subadviser anticipates.

•
Growth style risk.  To the extent a Fund subadviser employs a growth style strategy, that portion of the Fund’s assets is subject to the possibility that these stocks can have relatively high valuations.  Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.  Growth investing does not guarantee a profit or eliminate risk.  The stocks of these companies can have relatively high valuations.

11.           The paragraph titled Issuer Risk under Principal risks of investing in the Fund on page 13 is deleted.

12.           On page 24 the last two sentences of the first paragraph in the section Management services and fees are replaced with the following:

However, as of December 31, 2009, CMC voluntarily reduced management fees for the Small Cap, Tax-Exempt Bond and International Fund to 0.95%, 0.36%, and 0.80%, respectively.   A discussion regarding the basis for the Board of Trustees’ approval of the management contract with CMC and each subadvisory contract, except the subadvisory contracts with Heartland, Knightsbridge and Osterweis, is included in the annual report of the Trust for the fiscal year ended December 31, 2009.  The basis for the Board of Trustees’ approval of the subadvisory contracts with Heartland, Knightsbridge and Osterweis will be included in the annual report of the Trust for the fiscal year ended December 31, 2010, when available.  Effective December 1, 2010, CMC is no longer voluntarily reducing the management fee for the Growth Fund.

13.           On page 24 the third paragraph in the section Management services and fees is replaced with the following:

CMC has engaged Parametric Portfolio Associates (“Parametric”) as subadviser to select investments for a portion of the Growth Fund and for a portion of the International Fund.   Parametric, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), was founded in 1987 as a global equity manager. Parametric is owned by its management staff together with Eaton Vance Corporation, a publicly traded investment management firm listed on the NYSE (NYSE: EV). Parametric combines indexing with tax management to increase the potential for higher after-tax return for taxable investors.  Parametric is located at 1151 Fairview Avenue North, Seattle, Washington 98109.

8

14.           On page 24 after the last paragraph in the section Management services and fees, the following is added:

CMC has engaged Heartland Advisors, Inc. (“Heartland”) as a subadviser to select investments for a portion of the Growth Fund.  Heartland is a Wisconsin Corporation and is registered with the Commission as an investment adviser under the Advisers Act.  Heartland was founded in 1988 and is located at 789 N. Water Street, Suite 500, Milwaukee, Wisconsin 53202.  Heartland is a wholly owned subsidiary of Heartland Holdings, Inc.  Heartland Holdings, also located at 789 N. Water Street, Suite 500, Milwaukee, Wisconsin 53202, is an independent firm 100% owned by its employees, with William J. Nasgovitz, founder, as the principal shareholder.

CMC has engaged Knightsbridge Asset Management, LLC (“Knightsbridge”) as a subadviser to select investments for a portion of the Growth Fund.   Knightsbridge is located at 660 Newport Center Drive, Suite 460, Newport Beach, California, 92660.  Knightsbridge was founded in 1998 and is a registered with Commission as an investment adviser under the Advisers Act.  Knightsbridge is 100% owned by its employees.

CMC has engaged Osterweis Capital Management, LLC (“Osterweis”) as a subadviser to select investments for a portion of the Growth Fund.   Osterweis is located at One Maritime Plaza, Suite 800, San Francisco, California, 94111.  Osterweis was founded in 1993 and is a registered with Commission as an investment adviser under the Advisers Act.  Osterweis is privately owned by a group of employees and two outside directors.

15.           On page 25, the following should be added to the table in the section The portfolio managers:

Portfolio Manager	Subadviser	Since	Past 5 years’ business experience
David C. Fondrie	Heartland	December 2010
Mr. Fondrie, a Certified Public Accountant (CPA), has served as a Portfolio Manager of the Heartland Select Value Fund since March 2004.  Mr. Fondrie, who also serves as Portfolio Manager for Heartland advisory clients, is a Senior Vice President and Director of Heartland Advisors, and since May 2006 has served as Chief Executive Officer of Heartland.  He has served as Director of Equity Research for Heartland Advisors since 2001, having joined the firm in December 1994 as an Equity Research Analyst.  Previously, he had been President of Casino Resource Corporation from 1993 to 1994, Executive Vice President and Chief Financial Officer of Ransomes, Inc. from 1987 to 1991, and a Senior Manager and in other capacities with Price Waterhouse, LLP from 1976 to 1987.

9

Portfolio Manager	Subadviser	Since	Past 5 years’ business experience
Hugh F. Denison	Heartland	December 2010
Mr. Denison has served as a Portfolio Manager of the Heartland Select Value Fund since March 2004.  He also served as a Portfolio Manager of the Heartland Value Fund from May 2006 to February 2009.  Mr. Denison, who also serves as Portfolio Manager for Heartland advisory clients, is a Senior Vice President for Heartland Advisors.  He previously was Shareholder Ombudsman for Heartland Advisors from January 1996 to March 2004.  Mr. Denison served as Vice President, Director of Research and Portfolio Manager for Heartland Advisors from 1988 to 1996.  Mr. Denison was also a Director of Heartland Group, Inc. from May 1989 to November 2003.

Theodore D. Baszler	Heartland	December 2010
Mr. Baszler, a Certified Public Accountant (CPA) and Chartered Financial Analyst (CFA), has served as a Portfolio Manager of the Heartland Select Value Fund since March 2004.  He has been a Portfolio Manager for advisory clients of Heartland Advisors since 2001, after serving as a Research Analyst and Associate Portfolio Manager from 2000 to 2001 and a Senior Mutual Funds Accountant from 1994 to 2000.  Prior to joining Heartland Advisors, Mr. Baszler had been a Senior Investment Accountant with Firstar Trust Company from 1990 to 1994.

William R. Nasgovitz	Heartland	December 2010
Mr. Will Nasgovitz has served as a Portfolio Manager of the Heartland Select Value Fund since May 2006 after serving as a Research Analyst from 2004 to 2006 and a Research Associate from November 2003 to 2004.  He has also served as a Portfolio Manager of the Heartland Value Fund since February 2009.  Prior to joining Heartland Advisors, Mr. Will Nasgovitz had been a Senior Research Associate with Capital Markets Group, Cambridge Associates from 2000 to 2002.  Mr. Will Nasgovitz is the son of Mr. Bill Nasgovitz, President and Director of the Heartland Funds and Portfolio Manager of the Heartland Value Fund.

John Prichard, CFA	Knightsbridge	December 2010
A co-founder of Knightsbridge, Mr. Prichard has over 15 years of investment experience. Prior to co-founding Knightsbridge in 1998, John worked at Canterbury Capital Services, Inc. and in the investment department of Santa Barbara Bank and Trust. He has a BA in economics from the University of California, San Diego, an MA in finance and banking from Boston University and he holds the Chartered Financial Analyst designation.

10

Portfolio Manager	Subadviser	Since	Past 5 years’ business experience
John S. Osterweis	Osterweis	December 2010
Mr. John S. Osterweis has served as President, Chief Investment Officer, and Director of Osterweis Capital Management, Inc. since April 1983 and Manager, President and Chief Investment Officer of Osterweis Capital Management, LLC since March 1997.   Mr. Osterweis has over forty years of securities analysis and portfolio management experience, twenty-seven of which have been with Osterweis Capital Management, Inc.  Mr. Osterweis earned a B.A. from Bowdoin College and an M.B.A. from Stanford Graduate School of Business.

Matthew K. Berler	Osterweis	December 2010
Mr. Matthew K. Berler serves as First Executive Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC.  He joined the Adviser as a Portfolio Manager/Analyst in 2003.  Prior to working at the Advisers, Mr. Berler served as a Managing Director at Morgan Stanley from March 1994 to February of 2003.  He was a Vice President at Donaldson, Lufkin & Jenrette from August 1987 to March of 1994.  Mr. Berler earned an A.B. from Cornell University and an M.B.A. from Harvard Business School.

Stephen P. Moore	Osterweis	December 2010
Mr. Stephen P. Moore serves as Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC.  He joined the Adviser as a Portfolio Manager/Analyst in 2003.  Prior to working at the Advisers, Mr. Moore served as a Vice President at Capital Research Company from July 1994 to October of 2003 where he was responsible for equity research.  Mr. Moore earned a B.S. from Stanford University and an M.B.A from the University of Texas at Austin McCombs School of Business.

Alexander (Sasha) Kovriga	Osterweis	December 2010
Mr. Alexander (Sasha) Kovriga serves as Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC.  He joined the Adviser as an Analyst in 2003.  Prior to working at the Advisers, Mr. Kovriga was a strategy Consultant at Monitor Group in Cambridge, MA.  From 1997 to 2000, he worked on projects in a variety of industries ranging from consumer products to pharmaceuticals.  Mr. Kovriga earned a B.A. from Brandeis University, an M.A. from the University of Massachusetts and an M.B.A from Harvard Business School.

11

Portfolio Manager	Subadviser	Since	Past 5 years’ business experience
Gregory S. Hermanski	Osterweis	December 2010
Mr. Gregory S. Hermanski serves as Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC.  He joined the Adviser as an Assistant Portfolio Manager/Analyst in 2002.  Mr. Hermanski previously served as a portfolio manager of The Osterweis Strategic Income Fund.  Prior to working at the Advisers, Mr. Hermanski served as a Vice President at Robertson, Stephens and Co. from August 2000 to May of 2002, where he was in charge of convertible bond research.  He also served as a Research Analyst at Imperial Capital, LLC from April 1998 to April 2000, and as a Valuation Consultant from August 1995 to March 1998.  Mr. Hermanski earned a B.A. from the University of California, Los Angeles.

Zachary W. Perry	Osterweis	December 2010
Mr. Zachary W. Perry serves as Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC.  He joined the Advisers in 2008 as a Senior Analyst.  Prior to working at the Advisers, Mr. Perry was a Vice President and Equity Portfolio Manager at Franklin Templeton Investments where he managed the small cap separate account portfolios for over nine years and conducted equity research as a small cap generalist.  Mr. Perry earned a B.A. from Princeton University and an M.B.A. from The Wharton School at the University of Pennsylvania.

16.           On page 37, the following information should be added under Clearwater Growth Fund Subadvisers:

Heartland Advisors, Inc.
789 N. Water Street, Suite 500
Milwaukee, Wisconsin 53202

Knightsbridge Asset Management, LLC
660 Newport Center Drive, Suite 460
Newport Beach, California 92660

Osterweis Capital Management, LLC
One Maritime Plaza, Suite 800
San Francisco, California 94111

17.           On page 37, the information titled Custodian for Clearwater Growth Fund, Clearwater Small Cap Fund, Clearwater Tax-Exempt Bond Fund should be deleted.

18.           On page 37, the information titled Custodian for Clearwater International Fund should be amended to read Custodian for Clearwater Growth Fund, Clearwater Small Cap Fund, Clearwater Tax-Exempt Bond Fund, Clearwater International Fund.

12

19.           On page 37, the information titled Fund Administrator and Accounting Services Agent-International Fund should be amended to read Fund Administrator and Accounting Services Agent- Growth Fund, Small Cap Fund, Tax-Exempt Bond Fund, International Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

13

CLEARWATER INVESTMENT TRUST

CLEARWATER GROWTH FUND
CLEARWATER SMALL CAP FUND
CLEARWATER TAX-EXEMPT FUND
CLEARWATER INTERNATIONAL FUND

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
 DATED APRIL 30, 2010

The date of this Supplement is November 24, 2010.

The following changes are made to the Statement of Additional Information (“SAI”) of the Clearwater Investment Trust:

1.             The section titled Small Company Risk (Small Cap and International Funds) under the paragraph Risk Factors on page 54 should be amended to read Small Company Risk (Growth, Small Cap and International Funds).

2.             On page 69 in the section Portfolio Subadvisers, the following should be added after the last paragraph:

Heartland Advisors, Inc. (“Heartland”) is a Wisconsin Corporation and is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended.  Heartland was founded in 1988 and is located at 789 N. Water Street, Suite 500, Milwaukee, Wisconsin 53202.  Heartland is a wholly owned subsidiary of Heartland Holdings, Inc.  Heartland Holdings, also located at 789 N. Water Street, Suite 500, Milwaukee, Wisconsin 53202, is an independent firm 100% owned by its employees, with William J. Nasgovitz, founder, as the principal shareholder.  Heartland was approved by the Trustees to serve as a subadviser to the Fund at a meeting of the Trustees held on September 18, 2010.  Heartland is not affiliated with CMC or the Trust.  Heartland will perform its duties and provide services subject to the oversight and supervision of CMC.  Under the terms of the Heartland Agreement, Heartland develops, recommends and implements an investment program and strategy for the portfolio of the Fund assets allocated to it, consistent with the Fund’s investment objectives and policies.  Heartland is also responsible for making all portfolio and brokerage decisions for the portfolio of Fund assets allocated to it.  The Heartland Agreement provides that it will remain in full force and effect for two years from its effective date and from year to year thereafter only so long as its continuance is approved annually in conformity with the Investment Company Act of 1940, as amended.

Fees payable to Heartland under the Heartland Agreement are calculated and accrued daily, on the basis of daily net assets, and are paid monthly by CMC.  Heartland is compensated out of the fees CMC received from the Fund.  CMC will pay the following fee based on the Fund’s net assets under Heartland’s management: 0.65%.

Knightsbridge Asset Management, LLC (“Knightsbridge”) was approved by the Trustees to serve as a subadviser to the Fund at a meeting of the Trustees held on September 18, 2010.  Knightsbridge is not affiliated with CMC or the Trust.  Knightsbridge will perform its duties and provide services subject to the oversight and supervision of CMC.  Under the terms of the Knightsbridge Agreement, Knightsbridge develops, recommends and implements an investment program and strategy for the portfolio of the Fund assets allocated to it, consistent with the Fund’s investment objectives and policies.  Knightsbridge is also responsible for making all portfolio and brokerage decisions for the portfolio of Fund assets allocated to it.  The Knightsbridge Agreement provides that it will remain in full force and effect for two years from its effective date and from year to year thereafter only so long as its continuance is approved annually in conformity with the Investment Company Act of 1940, as amended.

Fees payable to Knightsbridge under the Knightsbridge Agreement are calculated and accrued daily, on the basis of daily net assets and are paid quarterly by CMC.  Knightsbridge is compensated out of the fees CMC received from the Fund.  CMC will pay the following fee based on the Fund’s net assets under Knightsbridge’s management:  0.75% on the net assets up to $20 million, and 0.50% on net assets over $20 million.

Osterweis Capital Management, LLC (“Osterweis”) was approved by the Trustees to serve as a subadviser to the Fund at a meeting of the Trustees held on September 18, 2010.  Osterweis is not affiliated with CMC or the Trust.  Osterweis will perform its duties and provide services subject to the oversight and supervision of CMC.  Under the terms of the Osterweis Agreement, Osterweis develops, recommends and implements an investment program and strategy for the portfolio of the Fund assets allocated to it, consistent with the Fund’s investment objectives and policies.  Osterweis is also responsible for making all portfolio and brokerage decisions for the portfolio of Fund assets allocated to it.  The Osterweis Agreement provides that it will remain in full force and effect for two years from its effective date and from year to year thereafter only so long as its continuance is approved annually in conformity with the investment Company Act of 1940, as amended.

Fees payable to Osterweis under the Osterweis Agreement are calculated and accrued daily on the basis of daily net assets and are paid quarterly by CMC.  Osterweis is compensated out of the fees CMC received from the Fund.  CMC will pay the following fee based on the Fund’s net assets under Osterweis’ management: 0.75%.

3.             The paragraph titled Custodians on page 74 should be replaced with the following:

The Northern Trust Company, 50 LaSalle Street, Chicago, IL 60675, serves as the custodian of the assets of the Growth, Small-Cap, Tax-Exempt Bond and International Fund assets.  The custodian is responsible for, among other things, safeguarding and controlling the Fund’s cash and securities.

4.             The paragraph titled Fund Accounting and Administrative Services – International Fund on page 74 is re-titled Fund Accounting and Administrative Services Agent and replaced with the following:

The Trust has entered into a Fund Administration and Accounting Services Agreement with The Northern Trust Company (“Northern Trust”).  Pursuant to this agreement, Northern Trust provides certain administrative and accounting services, including portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services.  Northern Trust charges certain separate asset-based fees for its accounting services and fund administration services, as well as fund-based fees relating to the multi-manager structure and for fair valuation services.  It also receives payment for customary out-of-pocket expenses.  As discussed above, the investment manager is ultimately responsible for paying this compensation.

5.             The following should be added to the table on page 76 under Other Accounts the Portfolio Managers are Managing:

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager*
David C. Fondrie	Growth Fund	Other Registered Investment Companies: 1 fund with total assets of approximately $590 million

Other Accounts: 365 accounts with total assets of approximately $510 million and investments in 1 European Undertaking for Collective Investments in Transferrable Securities (“UCITS”) with assets of approximately $231 million, for which a performance fee is received.

Hugh F. Denison	Growth Fund	Other Registered Investment Companies: 1 fund with total assets of approximately $590 million
Other Accounts: 365 accounts with total assets of approximately $510 million and investments in 1 European UCITS with assets of approximately $231 million, for which a performance fee is received.
Theodore D. Baszler	Growth Fund	Other Registered Investment Companies: 1 fund with total assets of approximately $590 million
Other Accounts: 369 accounts with total assets of approximately $514 million and investments in 1 European UCITS with assets of approximately $231 million, for which a performance fee is received.
William R. Nasgovitz	Growth Fund	Other Registered Investment Companies: 2 funds with total assets of approximately $1.8 billion
Other Accounts: 365 accounts with total assets of approximately $510 million and investments in 1 European UCITS with assets of approximately $231 million, for which a performance fee is received.
John Prichard, CFA	Growth Fund	Other Registered Investment Companies: None
Other Accounts: 1,650 accounts with total assets of $1.5 billion of which 11 with assets of $9.3 million receive a performance fee.
Other Pooled Investment Vehicles: 1 account with total assets of $1.4 million for which a performance fee is received.
John S. Osterweis Matthew K. Berler Stephen P. Moore Alexander Kovriga Gregory Hermanski Zachary W. Perry	Growth Fund	Other Registered Investment Companies: 5 accounts with total assets of approximately $2.4 billion.
Other Accounts: 400 Accounts with total assets of approximately $1.7 billion.
Other Pooled Investment Vehicles: 3 accounts with $585 million for which a performance fee is received.
* Data for this portion of the table is as of September 30, 2010

6.             The following should be added to the table on pages 78 under Conflicts of Interest:

Portfolio Manager	Fund	Conflict of Interest
David C. Fondrie Hugh F. Denison Theodore D. Baszler William R. Nasgovitz	Growth Fund
Many, but not all, of the other accounts managed by the Fund’s portfolio managers have investment strategies similar to those employed for the Fund.  Possible material conflicts of interest arising from the portfolio managers’ management of the investments of the Funds, on the one hand, and the investments of other accounts, on the other hand, include the portfolio managers’ allocation of sufficient time, energy and resources to managing the investments of the Fund in light of their responsibilities with respect to numerous other accounts, particularly accounts that have different strategies from those of the Fund; the fact that the fees payable to Heartland Advisors for managing the Fund may be less than the fees payable to Heartland Advisors for managing other accounts, potentially motivating the portfolio managers to spend more time on managing the other accounts; the proper allocation of investment opportunities that are appropriate for the Fund and other accounts; and the proper allocation of aggregated purchase and sale orders for the Funds and other accounts. These conflicts may be heightened where an account is subject to a performance-based fee or a portfolio manager has a personal investment in an account. Heartland Advisors has adopted comprehensive policies and procedures designed to mitigate these conflicts of interests.

John Prichard, CFA	Growth Fund
Knightsbridge performs investment management services for other accounts, including proprietary accounts, similar to those provided to the Fund and the investment action for such other accounts and the Fund may differ.  Additionally, the management of other strategies and multiple accounts may give rise to potential conflicts of interest, as the investment team must allocate time and effort to other accounts and the Fund.  Knightsbridge may discover an investment opportunity that may be suitable for more than one account or strategy which may be limited so that all accounts or strategies for which the investment would be suitable may not be able to participate.  Knightsbridge has a fiduciary duty to manage all client accounts in a fair and equitable manner and has adopted policies and procedures designed to address potential conflicts.

John S. Osterweis Matthew K. Berler Stephen P. Moore Alexander Kovriga Gregory Hermanski Zachary W. Perry	Growth Fund
Messrs. Osterweis, Berler, Moore, Kovriga, Hermanski and Perry manage approximately 400 individual accounts and the long portion of three long-short hedge funds.  Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances.  Portfolio managers of the Funds may be presented with potential conflicts of interests in the allocation of investment opportunities, the allocation of their time and investment ideas and the allocation of aggregated orders among the Funds’ accounts and other accounts managed by the portfolio managers, including among any affiliated client accounts, any accounts in which the portfolio managers may have personal investments, or accounts for which the sub-adviser may have fee arrangements based on performance, such as the hedge funds managed by the sub-adviser.  The portfolio managers are members of Osterweis Capital Management, LLC, and therefore are entitled to earnings proportionate to their respective ownership interests in the sub-adviser.  The sub-adviser believe such inherent conflicts of interest in managing accounts for various clients, including accounts for which the sub-advisers have fee arrangements based on the performance, are controlled and mitigated by the sub-adviser’s Trade Allocation Policy, Code of Ethics and other compliance policies and procedures to which the portfolio managers are subject.

7.             The following should be added to the table on pages 83 under the section Compensation Structure:

Portfolio Manager	Fund	Compensation Structure
David C. Fondrie Hugh F. Denison Theodore D. Baszler William R. Nasgovitz	Growth Fund
Each of the portfolio managers is a full time employee of Heartland Advisors.  Heartland Advisors is responsible for paying all compensation, including various employee benefits, to the portfolio managers.  Portfolio manager compensation is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions.  On an annual basis, each portfolio manager receives a fixed salary based primarily on the manager’s relevant industry experience, which may be increased each calendar year.  Each portfolio manager is also eligible to participate in Heartland Advisors’ 401(k) plan that is offered to all Heartland Advisors’ full-time employees.
On an annual basis, a portfolio manager is also eligible to receive the following compensation:
(1)           A performance-based incentive, which takes into consideration the one-year and three-year performance of a Fund before taxes managed by the portfolio manager that performs in the top 50% of its respective Lipper category.  Because each Fund is team managed, Heartland Advisors calculates the total potential pool for this performance-based incentive and generally allocates a portion of this pool to each Fund’s management team member on a discretionary basis.  This total pool is determined by multiplying a basis point factor (which generally ranges from 1.0 to 4.0 basis points) by the current assets under management of each respective Fund, using a minimum asset base of $250 million, for a Fund’s one-year and three-year Lipper performance.  The applicable basis point factor is determined based on the Fund’s performance in its respective Lipper category for the applicable period; and
(2)           A discretionary incentive, which is based, among other factors, on the research of securities that are held or considered for purchase for the Funds, the manager’s contribution to a Fund’s day-to-day management, team leadership, organizational development and the profitability of Heartland Advisors.
As an additional incentive, certain portfolio managers who also manage or attract separate advisory client assets for Heartland Advisors are eligible to receive a percentage of the annual advisory fees paid by such advisory clients to Heartland Advisors.
Finally, certain portfolio managers also participate in a phantom stock ownership plan offered by Heartland Advisors’ parent company, Heartland Holdings, Inc., under which they are entitled to share in the growth of the value of the firm without actually having stock ownership.

John Prichard, CFA	Growth Fund	As a principal of Knightsbridge, John Prichard’s compensation is based on the net income of the overall firm.
John S. Osterweis Matthew K. Berler	Growth Fund
Mr. Osterweis’ compensation as team’s lead portfolio manager and Mr. Berler’s compensation as a portfolio manager are fixed salaries that are determined by industry standards.  Their salaries are not based on the performance of the Fund or its overall net assets.  They each receive a fixed bonus and participate in a fixed retirement plan.  Messrs. Osterweis and Berler are shareholders of Osterweis Capital Management, Inc., and therefore are entitled to earnings proportionate to their ownership share.  They are also Members of Osterweis Capital Management, LLC, and therefore entitled earnings proportionate to their ownership interests.

Stephen P. Moore Alexander Kovriga Gregory Hermanski Zachary W. Perry	Growth Fund
Messrs. Moore, Kovriga, Hermanski and Perry’s compensation as portfolio managers is a fixed salary that is determined after considering appropriate industry standards.  Their salaries are not based on the performance of the Fund or the Fund’s overall net assets.  The portfolio managers receive discretionary bonuses that are not fixed.  Their discretionary bonuses are determined by a subjective evaluation of, for example but without limitation to, their contribution to the performance of the Funds and other accounts that they manage, their contributions to the quality of research and investment ideas generated by the Advisers, and the overall financial condition of the Advisers.  They also participate in a retirement plan.  Messrs. Moore, Kovriga, Hermanski and Perry are shareholders of Osterweis Capital Management, Inc., and therefore are entitled to earnings proportionate to their ownership share.  They are also Members of Osterweis Capital Management, LLC, and therefore entitled earnings proportionate to their ownership interests.

8.             The following should be added to the table on page 86 under the section Share Ownership by Portfolio Managers:

Portfolio Manager	Fund	Ownership
David C. Fondrie	Growth Fund	A
Hugh F. Denison	Growth Fund	A
Theodore D. Baszler	Growth Fund	A
William R. Nasgovitz	Growth Fund	A
John Prichard, CFA	Growth Fund	A
John S. Osterweis	Growth Fund	A
Matthew K. Berler	Growth Fund	A
Stephen P. Moore	Growth Fund	A
Alexander (Sasha) Kovriga	Growth Fund	A
Gregory S. Hermanski	Growth Fund	A
Zachary W. Perry	Growth Fund	A

9.             The following proxy voting policies for Heartland, Knightsbridge, and Osterweis are added to Exhibit B of the SAI.

CLEARWATER GROWTH FUND

Statement of Policy Regarding Proxy Voting
Heartland Group, Inc.
Heartland Advisors, Inc.
(February 2010)

I.  INTRODUCTION

The purpose of this Statement of Policy Regarding Proxy Voting (the “Statement”) is to set forth the policies and procedures that are followed to ensure proxies are voted in favor of the beneficial security interests that Heartland Advisors, Inc. (“HAI”) and Heartland Group, Inc. (“HGI”, and collectively with HAI, the “Fiduciaries”), respectively, represent.  Recognizing that guidance with respect to proxy voting is not static, it is intended that this Statement be reviewed periodically and revised and interpreted as necessary to remain current both with respect to its general terms and with respect to specific corporate governance matters to be voted upon.

The beneficial security interests represented by the Fiduciaries and hereinafter collectively referred to as “Clients” of the Fiduciaries are:

•	As to HAI, the interests of its investment advisory clients for which it has accepted proxy voting discretion; and
•	As to HGI, the interests of the shareholders of its various mutual fund series.

The policies and procedures set forth in this Statement are monitored, discussed and updated as necessary by the Investment Policy Committee of HAI and the Board of Directors of HGI at the recommendation of their respective managing principals or officers.  Although these policies and procedures are common to HAI and HGI, each shall act independently and solely in the best interests of the respective fiduciary interests they represent in the administration thereof.

This Statement does not apply to those situations where a Client of HAI has retained voting discretion.  In those situations, HAI will cooperate with the Client to ensure proxies are voted as directed by the Client.  In addition, HAI will also abide by specific voting guidelines on certain policy issues as requested by a particular Client on a case-by-case basis.

II.  STATEMENT OF POLICY

In general, proxies shall be voted in a manner designed to maximize the value of the Clients’ investment.  In evaluating a particular proxy proposal, the respective Fiduciary will take into consideration, among other things, the period of time over which the voting shares of the company are expected to be held, the size of the position, the costs involved in the proxy proposal, and the existing governance documents of the affected company, as well as its management and operations.  Proxy proposals which change the existing status of a company shall be reviewed to evaluate the necessity of the change, and to determine the benefits to the company and its shareholders, but the Fiduciaries’ primary objective is to protect and enhance the economic interests of their respective Clients.

The proxy voting guidelines, attached as Exhibit A, provide a general framework for the manner in which the Fiduciaries’ will vote proxies.  These guidelines are not “hard and fast” rules and do not address all matters that may be submitted by companies to a vote of their shareholders.  Rather, the guidelines reflect the overall sentiment as to how proxies should be voted with respect to matters commonly submitted by companies for shareholder approval.  The Fiduciaries may vote proxies that depart from such guidelines if, in their good faith judgment, doing so is in the best interests of their respective Clients and the value of the Clients’ investments.  On matters not covered by the guidelines, the Fiduciaries will vote proxies in a manner believed in good faith to further the value of their Clients’ investments.  As corporate governance standards, disclosure requirements and voting mechanics vary greatly among foreign markets in which the Clients may invest, there may be instances in which HAI elects not to vote.

Generally, it is the Fiduciaries’ policy to vote in accordance with management’s recommendations on most issues since the capability of management is one of the criteria used by HAI in selecting stocks, and in recognition of the fact that a board of directors is elected by a company’s shareholders and the management of a company will normally have more specific expertise and knowledge as to the company’s operations.  However, when the Fiduciaries believe management is acting on its own behalf, instead of on behalf of the well-being of the company and its shareholders, or when the Fiduciaries believe that management is acting in a manner that is adverse to the rights of the company’s shareholders, the Fiduciaries believe it is their duty to represent the interests of their respective Clients and, as a result, will not vote with management.

III.  Voting Procedures

All proxy proposals shall be voted on an individual basis.  Subject to the oversight of its Investment Policy Committee, HAI will designate a proxy administrator responsible for voting proxies.  The proxy administrator will monitor and review all proxies to ensure that voting is done in a timely manner.  The proxy administrator will match each proxy to the securities to be voted, and will provide the relevant proxy materials to the HAI analyst for the particular company.  In general, the HAI analyst for a company shall be responsible for analyzing a proxy proposal relating to that company and determining how votes should be cast by communicating his/her recommendation to the HAI proxy administrator.

In evaluating a proxy proposal, the HAI analyst shall be responsible for considering whether there is any business relationship between the Fiduciary and the company or other facts and circumstances that may give rise to a material conflict of interest on the part of the Fiduciary in connection with voting Client proxies.  Instances that may give rise to a material conflict include:

(a)
The Fiduciary may manage a pension plan, administer an employee benefit plan for, or provide other services to a company whose management is soliciting proxies.  Failure to vote in favor of management may harm the Fiduciary’s relationship with the company.

(b)
The Fiduciary, or an officer, director, employee or representative, may have a business or personal relationship with proponents of a proxy proposal such as participants in proxy contests, corporate directors or candidates for directorship.  These relationships could influence the Fiduciary’s proxy voting.

(c)	An employee of the Fiduciary may have a spouse or other relative who serves as a director, executive, manager or employee of a company. This personal relationship may cause a conflict.

(d)	An inherent conflict also exists with any proposal requiring a proxy vote that influences the revenue received by the Fiduciary.

In general, if the HAI analyst determines that a material conflict of interest may exist, the proxy shall be referred to the HAI Investment Policy Committee who shall, based on the advice of legal counsel, determine whether the proxy may be voted by the Fiduciary or referred to the Client (or another fiduciary of the Client) for voting purposes.1

From time to time, HAI may also engage a third party service provider (who is independent of HAI and HGI), such as Glass, Lewis & Co., to perform research and make recommendations to HAI as to a particular shareholder vote being solicited.  HAI is under no obligation to follow any such recommendation, but will take it under consideration when reviewing the proposal being solicited.  Before engaging such third party service provider, HAI will take reasonable steps to verify that the service provider is independent of HAI and HGI based on all of the relevant facts and circumstances.  In addition, before engaging such third party service provider, HAI must be satisfied that the service provider can make impartial proxy voting recommendations that are in the best interests of the Clients.  If the third party service provider is in the business of providing corporate guidance advice to companies in addition to making proxy voting recommendations to investment advisers, HAI will implement procedures that require such firm to disclose any relevant facts concerning that firm’s relationship with a company whose voting securities are held by Clients, such as the amount of compensation that the firm receives from the company.  Such procedures may also include a thorough review of the service provider’s conflict procedures, their adequacy and the effectiveness of their implementation and/or other means reasonably designed to ensure the integrity of the proxy voting process.  HAI will then use that information to determine whether that firm can make proxy voting recommendations in an impartial manner and in the best interests of the Clients, or whether HAI needs to take other steps and seek other input on how to vote the proxies.

When possible, voting will be conducted electronically through the Glass Lewis & Co. electronic delivery platform (“Glass Lewis”).  For each proposal with respect to which a vote is cast, a hard copy of the signed ballot and a print out of the accounts for which votes were cast shall be retained for six months following the calendar year in which the vote was cast.  In addition, an electronic voting record shall be maintained by Glass Lewis that shall include the same information, as well as a brief statement of the voting issue and a statement as to how the Fiduciary voted.  A hard copy and/or the electronic record shall be maintained for seven calendar years.  The Fiduciaries shall also maintain any other books and records required by applicable law.
_________________________

1 In the case of HGI, if the Investment Policy Committee determines that the proxy should not be voted by the officers of HGI, the proxy shall be submitted to the Audit Committee of HGI (or its designee) to determine how the proxy should be voted.

With regard to proxies voted on behalf of the Heartland Family of Mutual Funds, the Fiduciaries shall comply with the disclosure and filing requirements set forth in Investment Company Act Release IC-25922, including filing of Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940.

Upon request by a Client or the Board of Directors of HGI, HAI shall provide information concerning the voting of proxies on behalf of that Client or the Heartland Funds, respectively.  Copies of this Statement of Policy also shall be made available upon request.

EXHIBIT A

Proxy Voting Guidelines

A.	Board Items

Subject	Vote
Election of Directors
FOR nominees in an uncontested election, except that votes may be withheld from a director who:
•      Attended less than 75% of board and/or committee meetings without a valid business reason for the absences;
•      Serves on a committee when the committee’s actions are inconsistent with other guidelines (e.g. excessive option grants, substantial non-audit fees, or lack of board independence);
•      Receives compensation from the company for services other than serving as a director;
•      Serves as Chief Financial Officer or similar financial/accounting role for the company; or
•      Has other known positions that create a conflict of interest

Two-Thirds of Independent Directors	FOR proposals that require two-thirds of the board and/or board committees to be independent
Independent Chairperson (Separate Chairperson/CEO)	FOR proposals that require an independent member act as chairperson of the board
Independent Committees	FOR proposals that require all members of the Audit, Nominating and Compensation Committees to be independent
Board Size
•      FOR proposals that seek to fix or designate a range for the board size
•      AGAINST proposals that give management the ability to alter the board size outside a specified range without shareholder approval

Declassification of Board	FOR
Classification of Board	AGAINST
Removal of Directors	• AGAINST proposals that provide that directors may be removed only for cause • FOR proposals to restore shareholder ability to remove directors with or without cause
Filling Vacancies	• FOR proposals that permit shareholders to elect directors to fill board vacancies • AGAINST proposals that provide that only continuing directors may elect replacement board members
Term Limits	AGAINST shareholder proposals to limit the tenure of outside directors
Age Limits	AGAINST shareholder proposals to impose a mandatory retirement age for outside directors

B.	Capital Structure and Voting Related Items

Subject	Vote
Poison Pills
•      FOR shareholder proposals that request a company submit a poison pill to shareholder vote
•      AGAINST management proposals to adopt or ratify a poison pill which limit a potential acquirer’s ability to buy a controlling interest without the approval of the target’s board of directors

Supermajority Voting	AGAINST proposals that require a supermajority shareholder vote
Cumulative Voting	AGAINST proposals that allow shareholders votes that are disproportionate to their economic investment in the company
Confidential Voting	FOR
Dual Class Stock	AGAINST proposals to create a new class of common stock with superior voting rights.
Common Stock Authorization	Reviewed on a case-by-case basis when a proposal seeks to increase the number of common stock shares authorized for issuance
Repurchase Programs	FOR proposals to institute share repurchase plans

C.	General/Administrative Items

Subject	Vote
Ratify Auditors
FOR, unless:
•      The auditor is performing non-audit work for which it receives fees that are deemed excessive in relation to the fees paid for audit work; or
•      The auditor otherwise has a significant professional or personal relationship with the company that compromises the audit firm’s independence

Social, Political and Environmental Issues
Review on a case-by-case basis; however, typically vote with management with regard to social, political or environmental concerns that may have an effect upon the economic success of the company, as management is in the best position to assess the impact on the company and the value of its securities

Adjourn Meeting	AGAINST, absent compelling reasons to support
Transact Other Business	AGAINST proposals to approve such other business that may be raised during a meeting
Right to Call Meetings	FOR proposals that permit shareholders to call special meetings of the board

D.            Compensation Items

Subject	Vote
Stock Plans in Lieu of Cash	FOR plans that allow participants to take all or a portion of their cash compensation in the form of stock
Stock Ownership Requirements	FOR proposals that require senior executives to hold a minimum amount of common stock of the company
Stock Options and Incentive Compensation
•      FOR proposals that require stock acquired through an option exercise to be held for a certain period of time
•      AGAINST the re-pricing or replacement of stock options without shareholder approval
•      AGAINST proposals that provide for options priced at less than 100% of the fair market value of the underlying security on the date of the grant
•      AGAINST annual option grants in excess of 2% of shares outstanding
•      AGAINST option plans that provide for potential dilution of shares that exceed 10% of shares outstanding
•      AGAINST proposals that include automatic share replenishment (“evergreen”) features

Executive Severance Agreements (“Golden Parachutes”)	Reviewed on a case-by-case basis, but vote AGAINST proposals that provide for compensation exceeding three times annual compensation (salary and bonus)
Employee Stock Ownership Plans	FOR where the plan provides for a minimum stock purchase price that is equal or greater than 85% of the stock’s fair market value

Knightsbridge Asset Management, LLC
Proxy Voting Policies and Procedures

March 31, 2010

These policies and procedures, which may be amended from time to time, apply to the voting of proxies by Knightsbridge Asset Management, LLC (“Adviser”) for accounts over which the Adviser has proxy-voting authority. These policies and procedures, as dated above, supersede all previously dated versions.

PROXY VOTING GUIDELINES

The fundamental guideline followed by the Adviser in voting proxies is to make every effort to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. Absent special circumstances of the types described below, it is the policy of the Adviser to exercise its proxy voting discretion in accordance with the guidelines set forth in Exhibit A (“Proxy Voting Guidelines”). The Proxy Voting Guidelines are applicable to the voting of domestic and global proxies. Any changes to the Proxy Voting Guidelines must be pre-approved by the Chief Compliance Officer (“CCO”).

SECTION 2 - APPLICATION OF PROXY VOTING GUIDELINES

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Responsible Voting Party may vote a proxy contrary to the Proxy Voting Guidelines if it is determined that such action is in the best interests of the clients/beneficiaries. In exercising such voting discretion, the Responsible Voting Party may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from clients may also justify casting different votes for different clients/beneficiaries with respect to the same proxy vote.

The Responsible Voting Party will document the rationale for any proxy voted contrary to the Proxy Voting Guidelines. Such information will be maintained by the Adviser as part of the recordkeeping process.

ERISA ACCOUNTS

Plans governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with the Adviser, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received. Consistent with Labor Department positions, it is the policy of the Adviser to follow the provisions of a plan’s governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

CLOSED-END AND OPEN-END MUTUAL FUNDS

Proxies of closed-end and open-end registered management investment companies will be voted subject to any applicable investment restrictions of the fund and, to the extent applicable, in accordance with any resolutions or other instructions approved by authorized persons of the fund.

OTHER SPECIAL SITUATIONS

The Adviser may choose not to vote proxies in certain situations or for certain accounts, such as: 1) where a client has informed the Adviser that it wishes to retain the right to vote the proxy, Adviser will instruct the custodian to send the proxy material directly to the client, 2) where the Adviser deems the cost of voting would exceed any anticipated benefit to the client, 3) where a proxy is received for a client account that has been terminated with the Adviser, 4) where a proxy is received for a security the Adviser no longer manages (i.e. the Adviser had previously sold the entire position), and/or 5) where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

In addition, if any accounts over which the Adviser has proxy-voting discretion participate in securities lending programs administered by the custodian or a third party, the Adviser will be unable to vote any security that is out on loan to a borrower because title to loaned securities passes to the borrower. If the Adviser has investment discretion over such account(s), however, it reserves the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

CONFLICTS OF INTEREST

The Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Adviser and/or one of its employees may occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

If at any time, the Responsible Voting Party becomes aware of any type of potential or actual conflict of interest relating to a particular proxy proposal, he will promptly document and handle such conflict in accordance with the following:

Where the Proxy Voting Guidelines outline the Adviser’s voting position, as either “for” or “against” such proxy proposal, voting will be in accordance with the Adviser’s Proxy Voting Guidelines.

Where the Proxy Voting Guidelines outline the Adviser’s voting position to be determined on a “case by case” basis for such proxy proposal, or such proposal is not listed in the Proxy Voting Guidelines, then one of the two following methods will be selected by the Adviser depending upon the facts and circumstances of each situation and the requirements of applicable law:

A.	Voting the proxy in accordance with the voting recommendation of a non-affiliated third party vendor.

B.	Voting the proxy pursuant to client direction.

VOTING RESPONSIBILITY

The Adviser currently subscribes to the services of unaffiliated third party proxy vendors that provide written vote recommendations/guidelines for Adviser’s core holdings and administrative and record-keeping assistance. The Adviser’s Principals or their designee has the responsibility for casting votes on proxies received by the Adviser (the “Responsible Voting Party”) and will vote such proxies based on the Proxy Voting Guidelines and vote recommendations of any third party vendor.

PROXY VOTING RECORDS

The Adviser will maintain the following records under these policies and procedures:

1.	A copy of all policies and procedures.

2.	A copy of each proxy statement the Adviser receives regarding client’s securities.

3.	A record of each vote cast by the Adviser on behalf of a client.

4.	A copy of any document created by the Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision.

5.
A copy of each written client request for information on how the Adviser voted proxies on behalf of the requesting client, and a copy of any written response by the Adviser to any (written or oral) client request for information on how the Adviser voted proxies on behalf of the requesting client.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. The Adviser may rely on one or more third parties to create and retain the records referred to in these policies.

CLIENT DISCLOSURES

A copy of these policies and procedures will be provided to clients upon request. In addition, copies of the above outlined records, as they relate to particular clients, will be provided to those clients upon request.

It is generally the Adviser’s policy not to disclose its proxy voting records to unaffiliated third parties or special interest groups.

Knightsbridge Asset Management, LLC
660 Newport Center Drive, Suite 460
Newport Beach, CA 92660
(949) 644-4444 ~ www.knightsb.com

EXHIBIT A

PROXY VOTING GUIDELINES

Vote For:

•	Routine business decisions.
•	Reverse anti-takeover amendments.
•	Auditors.
•	Directors (however, if we are voting against a management proposal, then the vote may be withheld for Directors).
•	Indemnification of Directors.
•	Elimination or limitation of Director’s liability.
•	Stronger corporate governance measures.
•	Shareholder right to act independently of management.
•	Stock option expensing.
•	Restricted stock in lieu of stock options.
•	Performance based compensation.

Vote Against:

•	Reincorporation to facilitate takeover defense.
•	Issue of new class of common stock with unequal voting rights.
•	Adoption of fair price amendments.
•	Establishment of a classified Board of Directors.
•	Elimination of cumulative voting.
•	Establishing or increasing preferred stock.
•	Other anti-takeover amendments.
•	Weaker corporate governance measures.

Consider Individually:

•	Increase in authorized common stock.
•	Establish or increase stock option plan (company must present argument for option plans containing over ten percent of the company’s outstanding shares).
•	Reorganization and merger agreements.
•	Dissident proxy battle.
•	Other employee compensation plans.
•	Contested election of directors.
•	Proposals not specified above.

OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
PROXY VOTING
POLICIES AND PROCEDURES

I.  POLICY

Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (collectively, “OCM”) act as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”).  OCM’s authority to vote proxies or act with respect to other actions requiring shareholder votes is established through the delegation of discretionary authority under its investment advisory contracts.  Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other actions, OCM will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.  Corporate actions that require shareholder votes may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for clients, OCM’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  OCM will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.

II. PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by OCM to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).  These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III. PROCEDURES

The Chief Compliance Officer is ultimately responsible for ensuring that all proxies received by OCM are voted in a timely manner and in a manner consistent with what OCM considers to be each client’s best interests.  OCM currently utilizes the services of a third-party proxy voting service, Risk Metrics Group, Inc (the “Service”), to assist in the development of proxy voting guidelines (see attached Appendix 1 for OCM’s current proxy voting guidelines, “Guidelines”) and to track and vote proxies according to these Guidelines.  At least annually, the Chief Compliance Officer, in consultation with the Service, will review the Guidelines and revise them if necessary.

Although most proxy proposals can be voted in accordance with OCM’s Guidelines, we recognize that some proposals require special consideration and OCM will make a decision on a case-by-case basis in these situations.  Where such a case-by-case determination is required, the Service will bring these ballot questions to the attention of OCM’s Compliance Department, which will consult with the President and/or any relevant Portfolio Manager to determine the appropriate action on the matter.

The Service generally oversees OCM’s proxy voting process by collecting the proxy voting materials, reconciling ballot discrepancies, tracking missing proxies and providing record keeping and reporting services.

The Chief Compliance Officer also has a supervisory responsibility to ensure that all corporate action notices or requests received by OCM that require shareholder action are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

(a)	Conflicts of Interest

Where a proxy proposal raises a material conflict between OCM’s interests and a client’s interest, including a mutual fund client, OCM will resolve such a conflict in the manner described below:

A.
Vote in Accordance with the Guidelines.  To the extent that the matter to be voted on is covered specifically by the Guidelines (which, if the client is a mutual fund, OCM will have previously disclosed to the mutual fund’s Board of Trustees or Board of Directors), OCM will vote in accordance with the Guidelines.  Proxies that are specifically covered by the Guidelines are automatically voted by the Service in accordance with the Guidelines.

B.
Obtain Consent of Clients.  To the extent that OCM has discretion to make a case-by-case decision under the Guidelines with respect to the proposal in question, OCM will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of OCM’s conflict that the client would be able to make an informed decision regarding the vote.  If a client does not respond to such a conflict disclosure request or denies the request, OCM will abstain from voting the securities held by that client’s account.

C.
Client Directive to Use an Independent Third Party.  Alternatively, a client may, in writing, specifically direct OCM to forward all proxy matters in which OCM has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation.  Where such independent third party’s recommendations are received on a timely basis, OCM will vote all such proxies in accordance with such third party’s recommendation.  If the third party’s recommendations are not received in a timely manner, OCM will abstain from voting the securities held by that client’s account.

Where proxies are automatically voted by the Service in accordance with the Guidelines, OCM will not have made a pre-vote conflict of interest determination.  Where the proxy proposal has been forwarded by the Service to the Compliance Department in accordance with the Guidelines, the Chief Compliance Officer will review the matter for conflicts of interest as part of the overall vote review process.  All material conflict of interest so identified by OCM will be addressed as described above in this Section III.A.

(b)	Limitations

In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where OCM has determined that it is in the client’s best interest, OCM will not vote proxies received.  The following are certain circumstances where OCM may limit its role in voting proxies:

A.
Client Maintains Proxy Voting Authority:  Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, OCM will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client or specified third party.  If any proxy material is received by OCM or the Service, it will promptly be forwarded to the client or specified third party.

B.
Terminated Account:  Once a client account has been terminated with OCM in accordance with its investment advisory agreement, OCM will not vote any proxies received after the termination.  However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

C.
Limited Value:  If OCM determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, OCM may abstain from voting a client’s proxies.  OCM also will not vote proxies received for securities which are no longer held by the client’s account

D.
Accommodation Security Positions:  In certain instances, a client account may contain certain securities that OCM does not actively manage, but that are maintained in the account at the client’s request (designated as “Accommodation Positions”).  With respect to such securities for which OCM has proxy voting authority, OCM will vote in accordance with its Guidelines unless the position requires a case-by-case analysis, in which case OCM may abstain from voting.  The client may also direct OCM to take an action with respect to a particular matter.  Such direction must be in writing.

E.
Securities Lending Programs:  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  However, where OCM determines that a proxy vote (or other shareholder action) is materially important to the client’s account, OCM may recall the security for purposes of voting.

F.
Unjustifiable Costs:  In certain circumstances, after doing a cost-benefit analysis, OCM may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

IV. RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, OCM will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that OCM may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by OCM that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.  Since OCM utilizes resources of the Service to maintain certain of these records, OCM has received a written undertaking from the Service to provide a copy of all such records promptly upon request by OCM.

OCM will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how OCM and the Service voted proxies with respect to the clients’ portfolio securities.  Clients may obtain information on how their securities were voted or a copy of OCM’s Policies and Procedures by written request addressed to OCM.  OCM will coordinate with the relevant mutual fund service providers to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

10.           On the last page of the SAI the following information should be deleted:

CUSTODIAN FOR CLEARWATER GROWTH FUND, CLEARWATER SMALL CAP FUND, AND CLEARWATER TAX-EXEMPT BOND FUND

State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105

CUSTODIAN FOR CLEARWATER INTERNATIONAL FUND

The Northern Trust Company
50 LaSalle Street
Chicago, IL 60675

CLEARWATER INTERNATIONAL FUND ADMINISTRATION AND ACCOUNTING SERVICES

The Northern Trust Company
50 LaSalle Street
Chicago, IL 60675

11.           On the last page of the SAI, the following should be inserted:

CUSTODIAN FOR CLEARWATER FUNDS

The Northern Trust Company
50 LaSalle Street
Chicago, IL 60675

CLEARWATER FUNDS ADMINISTRATION AND ACCOUNTING SERVICES

The Northern Trust Company
50 LaSalle Street
Chicago, IL 60675

12.           On the last page of the SAI, the following should be inserted under Clearwater Growth Fund Subadvisers:

Heartland Advisors, Inc.
789 N. Water Street, Suite 500
Milwaukee, Wisconsin 53202

Knightsbridge Asset Management, LLC
660 Newport Center Drive, Suite 460
Newport Beach, California 92660

Osterweis Capital Management, LLC
One Maritime Plaza, Suite 800
San Francisco, California 94111

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.